UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 27, 2017

Date of Report (Date of earliest event reported)

Caesars Entertainment Resort Properties, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-199393	46-3675913
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

On April 27, 2017, Caesars Entertainment Resort Properties, LLC (“CERP”) announced its intent to seek a repricing of its existing $2.4 billion term loan B due 2020. CERP is filing as Exhibit 99.1 to this Current Report on Form 8-K the lender presentation that was provided on April 27, 2017 to its lenders and potential lenders, which is incorporated herein by reference.

Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be made directly in this report and the documents attached hereto. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not strictly historical in nature, including the words “may,” “estimate,” “seek,” “propose,” “expect,” “plan,” “will,” “continue,” and similar words, or the negatives or other variations of those words and comparable terminology, are intended to identify forward-looking statements. Certain statements regarding the following particularly are forward-looking in nature: the expected benefits of the repricing transaction; our business strategy; future performance, developments, actions, new projects, market forecasts or projections and the outcome of contingencies; and projected capital expenditures. All forward-looking statements are based on our management’s current beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to it. These statements are not statements of historical fact. Forward-looking statements are subject to a number of factors, risks, uncertainties and contingencies, some of which are not currently known to us, that may cause our actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial position. Such risks and uncertainties include, but are not limited to, the factors described from time to time in our reports filed with the Securities and Exchange Commission. Although such forward-looking statements have been prepared in good faith and are based on assumptions believed by our management to be reasonable, there is no assurance or guarantee that the expected results will be achieved. Our actual results may differ materially from the results discussed in forward-looking statements. We make no representations or warranties as to the accuracy of any such forward-looking statements and we disclaim any obligation to update any forward-looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed herewith:

Exhibit No.	Description

99.1	Lender Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: April 27, 2017	By:	/S/ ERIC HESSION

Name: Eric Hession Title: Treasurer and Manager

EXHIBIT INDEX

Exhibit No.	Description

99.1	Lender Presentation.